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                                                                   EXHIBIT 10.18

                               FIRST AMENDMENT TO
                      REVOLVING CREDIT AND LOAN AGREEMENT

         This FIRST AMENDMENT TO REVOLVING CREDIT AND LOAN AGREEMENT ("First Amendment") is dated as of October 12, 1995 and is among MEDAR, INC., a Michigan corporation (the "Company"), AUTOMATIC INSPECTION DEVICES, INC., an Ohio corporation ("AID") and INTEGRAL VISION LTD., a corporation established under the laws of the United Kingdom ("Integral"), as Borrowers, and NBD Bank, a Michigan banking corporation ("NBD"). This First Amendment amends the Revolving Credit and Loan Agreement dated as of August 10, 1995 (the "Loan Agreement"), among the Company, AID, Integral and NBD. The Company, AID and Integral are collectively referred to as the "Borrowers" and individually as a "Borrower". Capitalized terms not otherwise defined in this First Amendment shall have the meanings given to them in the Loan Agreement.

         WHEREAS, the Borrowers have requested that NBD increase the Commitment from $8,000,000 to $10,000,000.

         WHEREAS, NBD is willing to increase its Commitment on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1. Increased Loan Facility. The following definition contained in Section 1.1 of the Loan Agreement are hereby amended effective October 12, 1995 to read as follows:

         "Commitment" means the commitment of NBD to make Revolving Loans pursuant to Section 2.1 in the amount of $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         2. New Note. Borrowers will deliver to NBD simultaneously with this First Amendment a new promissory note, substantially in the form of
Exhibit 2.1 (2nd) to this First Amendment, and all references to the "Revolving Note" will hereafter refer to such new note.

         3. Activation. As of October 12, 1995, the Activated Amount is increased by $2,000,000.

         4. Reaffirmation of Loan Agreement; Conflicts. The parties hereto acknowledge and agree that the terms and provisions of this First Amendment, amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this First Amendment, all of the other terms and conditions of the Loan Agreement and all of the documents executed in connection therewith or referred or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this First Amendment and the terms of the Loan Agreement, or any of the
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other agreements or documents executed in connection therewith are referred to or incorporated therein, the terms of this First Amendment shall govern and control. Any reference in any other document or agreement to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this First Amendment.

         5. Representations True. The representations and warranties of the Borrowers contained in the Loan Agreement are true on the date hereof and there does not exist any Default or Event of Default under the Loan Agreement.

         6. Expenses. Borrowers acknowledge and agree that the Borrowers will pay all attorneys' fees and out-of-pocket costs of NBD in connection with or with respect to this First Amendment.

         IN WITNESS WHEREOF, the Borrowers and NBD have executed the foregoing document by their duly authorized officers as of the day and year first written above.

                                        NBD BANK

                                        By: /s/ Joseph Kabourek
                                           ------------------------------
                                                Joseph Kabourek
                                                Its:  Vice President


                                        and


                                        By: /s/ Glenn Ansiel
                                           ------------------------------
                                                Glenn Ansiel
                                                Its:  Loan Officer


                                        MEDAR, INC.

                                        By: /s/ Charles Drake
                                           ------------------------------
                                                Charles Drake
                                                Its:  President


                                        AUTOMATIC INSPECTION DEVICES, INC.

                                        By: /s/ Charles Drake
                                           ------------------------------
                                                Charles Drake
                                                Its:  President

(Signatures continue on next page)
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                                        INTEGRAL VISION LTD.

                                        By: /s/ Richard Current
                                           -------------------------
                                                Richard Current
                                                Its:  Secretary



                           REAFFIRMATION OF GUARANTY


         The undersigned, Medar Canada Ltd., hereby acknowledges the terms of this First Amendment to Revolving Credit and Loan Agreement and hereby reaffirms each and every term of its Guarantee and Postponement of Claim dated August 10, 1995, given in favor of NBD Bank with respect to the obligations of Medar, Inc., Automatic Inspection Devices, Inc. and Integral Vision Ltd.


                                        MEDAR CANADA LTD.


                                        By: /s/ Charles Drake
                                           -------------------------
                                                Charles Drake
                                                Its:  President